SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             -----------------------

       Date of Report (Date of earliest event reported): November 30, 2005


                                  CHATTEM, INC.
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             (Exact name of registrant as specified in its charter)


       Tennessee                       0-5905                    62-0156300
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(State of incorporation)        (Commission File No.)          (IRS Employer
                                                             Identification No.)


               1715 West 38th Street, Chattanooga, Tennessee 37409
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          (Address of principal executive offices, including zip code)


                                 (423) 821-4571
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              (Registrant's telephone number, including area code)


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Item 1.01.  Entry into a Material Definitive Agreement
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     On November 30, 2005, Chattem,  Inc. (the "Company"),  and its wholly owned subsidiary, Signal Investment & Management Co., entered into an Asset Purchase and Sale Agreement (the "Purchase Agreement") with The Mentholatum Company, Inc. and The Mentholatum Company of Canada Ltd. (collectively, the "Purchaser"), regarding the sale of the Company's pHisoderm(R) line of skin care products, for a purchase price of $8.5 million plus inventories of approximately $1.1 million. Of the total purchase price, $2.9 million is being held in escrow subject to certain post-closing conditions, the preponderance of which are expected to be satisfied by February 2006. The closing of the transactions contemplated by the Purchase Agreement also occurred on November 30, 2005. The foregoing description of the terms and conditions of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference. A copy of the press release dated December 5, 2005 announcing the transaction is attached hereto as Exhibit 99.1.

     Statements   in  this  Form  8-K  which  are  not   historical   facts  are
forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from those expressed or projected.

Item 9.01  Financial Statements and Exhibits
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     (c)  The following exhibits are being furnished herewith:

     Exhibit No.    Exhibit Description
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     10.1           Asset Purchase and Sale Agreement dated November 30, 2005 by and between Chattem,  Inc.,  Signal  Investment & Management
                    Co.,  The  Mentholatum  Company,  Inc.  and The  Mentholatum
                    Company of Canada Ltd.

     99.1           Press Release dated December 5, 2005.


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                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


December 5, 2005                         CHATTEM, INC.

                                         By: /s/ Theodore K. Whitfield, Jr.
                                            ------------------------------------
                                             Theodore K. Whitfield, Jr.
                                             Vice President and General Counsel


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                                  EXHIBIT INDEX

Exhibit No.         Exhibit Description
-----------         -------------------

     10.1 Asset Purchase and Sale Agreement dated November 30, 2005 by and between Chattem, Inc., Signal Investment & Management Co., The Mentholatum Company, Inc. and The Mentholatum Company of Canada Ltd.

     99.1           Press Release dated December 5, 2005.